NEWS RELEASE

NETGEAR® REPORTS FIRST QUARTER 2014 RESULTS

•	First quarter 2014 net revenue of $349.4 million, as compared to $293.4 million in the comparable prior year quarter, increase of 19.1% year-over-year

•	First quarter 2014 non-GAAP net income of $22.0 million, as compared to $19.4 million in the comparable prior year quarter, increase of 13.3% year-over-year

•	First quarter 2014 non-GAAP diluted earnings per share of $0.59, as compared to $0.50 in the comparable prior year quarter, increase of 18.0% year-over-year

•	Company expects second quarter 2014 net revenue to be in the range of $335 million to $350 million, with non-GAAP operating margin in the range of 9% to 10%

SAN JOSE, California - April 24, 2014 - NETGEAR, Inc. (NASDAQ: NTGR), a global networking company that delivers innovative products to consumers, businesses and service providers, today reported financial results for the first quarter ended March 30, 2014.

Net revenue for the first quarter ended March 30, 2014 was $349.4 million, as compared to $293.4 million in the first quarter ended March 31, 2013, and $356.6 million in the fourth quarter ended December 31, 2013. Net income, computed in accordance with GAAP, in the first quarter of 2014 was $14.4 million, or $0.39 per diluted share. This compared to GAAP net income of $15.3 million, or $0.39 per diluted share, in the first quarter of 2013, and GAAP net income of $11.4 million, or $0.30 per diluted share, in the fourth quarter of 2013.

Gross margin on a non-GAAP basis in the first quarter of 2014 was 28.9%, as compared to 30.5% in the year ago comparable quarter, and 29.2% in the fourth quarter of 2013. Non-GAAP operating margin was 9.7% in the first quarter of 2014, as compared to 10.0% in the first quarter of 2013, and 10.6% in the fourth quarter of 2013. Non-GAAP net income was $0.59 per diluted share in the first quarter of 2014, as compared to non-GAAP net income of $0.50 per diluted share in the first quarter of 2013, and non-GAAP net income of $0.59 per diluted share in the fourth quarter of 2013.

Our non-GAAP tax rate was 35.2% in the first quarter 2014, as compared to 34.6% in the first quarter of 2013, and 39.6% in the fourth quarter of 2013.

The differences between GAAP and non-GAAP financial measures include adjustments, net of any tax effect, for amortization of purchased intangibles, stock-based compensation, restructuring and other charges, acquisition-related expense and litigation reserves. The accompanying schedules provide a reconciliation of financial measures computed on a GAAP basis to financial measures computed on a non-GAAP basis.

“We are pleased with our results for the first quarter of 2014, which came in at the high end of our guidance range,” said Patrick Lo, Chairman and CEO of NETGEAR. “The Service Provider Business Unit had a strong first quarter, while the Commercial Business Unit grew on a sequential and year-over-year basis. For the remainder of 2014, we plan to continue to hold our position as the worldwide market leader in 11ac WiFi routers and extenders, 4G LTE Advanced mobile hotspots and gateways, bonded channel cable and xDSL gateways, 10Gig and PoE SMB switches, and enterprise class SMB storage.”
Christine Gorjanc, Chief Financial Officer of NETGEAR, added, “During the first quarter of 2014, we continued to leverage our strong balance sheet and cash position, and under our share repurchase program we bought approximately 495,000 shares of NETGEAR common stock for $15.9 million, or an average price of $32.09 per share. This leaves approximately 2.3 million shares remaining in our open buyback program, and we expect to continue to opportunistically repurchase shares during the second quarter of 2014.”
Mr. Lo continued, “For the second quarter of 2014, we are expecting net revenue to be in the range of approximately $335 million to $350 million and non-GAAP operating margin to be in the range of 9% to 10%.”

Investor Conference Call / Webcast Details
NETGEAR will review the first quarter results and discuss management's expectations for the second quarter of 2014 today, Thursday, April 24, 2014 at 5 p.m. ET (2 p.m. PT). The dial-in number for the live audio call is (201) 689-8471. A live webcast of the conference call will be available on NETGEAR's website at http://investor.netgear.com. A replay of the call will be available 2 hours following the call through midnight ET (9 p.m. PT) on Thursday, May 1, 2014 by telephone at (858) 384-5517 and via the web at http://investor.netgear.com. The account number to access the phone replay is 13579917.

About NETGEAR, Inc.
NETGEAR (NASDAQ: NTGR) is a global networking company that delivers innovative products to consumers, businesses and service providers. For consumers, the company makes high performance, dependable and easy to use home networking, storage and digital media products to connect people with the Internet and their content and devices. For businesses, NETGEAR provides networking, storage and security solutions without the cost and complexity of Big IT. The company also supplies top service providers with retail proven, whole home solutions for their customers. NETGEAR products are built on a variety of proven technologies such as wireless, Ethernet and powerline, with a focus on reliability and ease-of-use. NETGEAR products are sold in approximately 49,000 retail locations around the globe, and through approximately 39,000 value-added resellers. The company's headquarters are in San Jose, Calif., with additional offices in 25 countries. NETGEAR is an ENERGY STAR partner. More information is available at http://investor.netgear.com or by calling (408) 907-8000. Connect with NETGEAR at http://twitter.com/NETGEAR and http://www.facebook.com/NETGEAR.

© 2014 NETGEAR, Inc. NETGEAR and the NETGEAR logo are trademarks or registered trademarks of NETGEAR, Inc. and its affiliates in the United States and/or other countries. Other brand and product names are trademarks or registered trademarks of their respective holders. The information contained herein is subject to change without notice. NETGEAR shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:
NETGEAR Investor Relations
Christopher Genualdi
netgearIR@netgear.com
(408) 890-3520

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for NETGEAR, Inc.:
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent NETGEAR, Inc.’s expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding: expected net revenue and non-GAAP operating margin; expectations regarding the timing and market acceptance of recent and anticipated new product introductions that position the Company for growth; expectations regarding the Company’s market share and leadership position in various product categories; and expectations regarding repurchases of the Company’s common stock. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: future demand for the Company's products may be lower than anticipated; consumers may choose not to adopt the Company's new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; the Company may be unsuccessful or experience delays in manufacturing and distributing its new and existing products; telecommunications service providers may choose to slow their deployment of the Company's products or utilize competing products; the Company may be unable to collect receivables as they become due; the Company may fail to manage costs, including the cost of developing new products and manufacturing and distribution of its existing offerings; the Company may fail to successfully continue to effect operating expense savings; changes in the level of NETGEAR's cash resources and the Company's planned usage of such resources, including potential repurchases of the Company’s common stock; changes in the Company's stock price and developments in the business that could increase the Company's cash needs; fluctuations in foreign exchange rates; and the actions and financial health of the Company's customers. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect NETGEAR and its business are detailed in the Company's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Part I - Item 1A. Risk Factors,” pages 10 through 32, in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission on February 25, 2014. NETGEAR undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Information:
To supplement our consolidated financial statements presented on a GAAP basis, NETGEAR uses non-GAAP financial measures, which are adjusted to exclude certain expenses and tax benefits, where applicable. We believe non-GAAP financial measures are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NETGEAR's underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with generally accepted accounting principles in the United States.

-Financial Tables Attached-

NETGEAR, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 30, 2014	December 31, 2013

ASSETS
Current assets:
Cash and cash equivalents	$129,656	$143,009
Short-term investments	110,605	105,145
Accounts receivable, net	291,251	266,484
Inventories	201,630	224,456
Deferred income taxes	28,515	27,239
Prepaid expenses and other current assets	37,047	33,778
Total current assets	798,704	800,111
Property and equipment, net	26,005	27,194
Intangibles, net	79,649	84,118
Goodwill	155,916	155,916
Other non-current assets	29,822	26,591
Total assets	$1,090,096	$1,093,930

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$96,285	$114,531
Accrued employee compensation	18,534	16,551
Other accrued liabilities	141,052	143,218
Deferred revenue	30,096	24,496
Income taxes payable	1,744	1,287
Total current liabilities	287,711	300,083
Non-current income taxes payable	13,917	13,804
Other non-current liabilities	6,053	6,260
Total liabilities	307,681	320,147
Stockholders' equity:
Common stock	37	37
Additional paid-in capital	432,231	421,901
Cumulative other comprehensive income	(132)	69
Retained earnings	350,279	351,776
Total stockholders' equity	782,415	773,783
Total liabilities and stockholders' equity	$1,090,096	$1,093,930

NETGEAR, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 30, 2014	December 31, 2013	March 31, 2013

Net revenue	$349,391	$356,620	$293,399
Cost of revenue	251,466	255,831	205,662
Gross profit	97,925	100,789	87,737
Operating expenses:
Research and development	22,181	22,529	15,338
Sales and marketing	39,911	37,544	36,389
General and administrative	11,375	12,339	12,327
Restructuring and other charges	842	3,378	(30)
Litigation reserves, net	117	1,446	48
Total operating expenses	74,426	77,236	64,072
Income from operations	23,499	23,553	23,665
Interest income	57	85	149
Other (expense) income, net	(108)	(494)	74
Income before income taxes	23,448	23,144	23,888
Provision for income taxes	9,037	11,712	8,545
Net income	$14,411	$11,432	$15,343

Net income per share:
Basic	$0.39	$0.30	$0.40
Diluted	$0.39	$0.30	$0.39

Weighted average shares outstanding used to compute net income per share:
Basic	36,630	37,845	38,433
Diluted	37,305	38,408	39,050

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA:

	Three Months Ended
	March 30, 2014	December 31, 2013	March 31, 2013

GAAP gross profit	$97,925	$100,789	$87,737
Amortization of intangible assets	2,619	2,664	1,471
Stock-based compensation expense	471	503	189
Non-GAAP gross profit	$101,015	$103,956	$89,397
Non-GAAP gross margin	28.9%	29.2%	30.5%

GAAP research and development	$22,181	$22,529	$15,338
Stock-based compensation expense	(1,396)	(1,089)	(672)
Non-GAAP research and development	$20,785	$21,440	$14,666

GAAP sales and marketing	$39,911	$37,544	$36,389
Amortization of intangible assets	(1,771)	(1,771)	—
Stock-based compensation expense	(1,949)	(1,508)	(1,230)
Non-GAAP sales and marketing	$36,191	$34,265	$35,159

GAAP general and administrative	$11,375	$12,339	$12,327
Stock-based compensation expense	(1,314)	(1,870)	(1,499)
Acquisition related expense	(8)	(16)	(710)
Non-GAAP general and administrative	$10,053	$10,453	$10,118

GAAP total operating expenses	$74,426	$77,236	$64,072
Amortization of intangible assets	(1,771)	(1,771)	—
Stock-based compensation expense	(4,659)	(4,467)	(3,401)
Restructuring and other charges	(842)	(3,378)	30
Acquisition related expense	(8)	(16)	(710)
Litigation reserves, net	(117)	(1,446)	(48)
Non-GAAP total operating expenses	$67,029	$66,158	$59,943

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended
	March 30, 2014	December 31, 2013	March 31, 2013

GAAP operating income	$23,499	$23,553	$23,665
Amortization of intangible assets	4,390	4,435	1,471
Stock-based compensation expense	5,130	4,970	3,590
Restructuring and other charges	842	3,378	(30)
Acquisition-related expense	8	16	710
Litigation reserves, net	117	1,446	48
Non-GAAP operating income	$33,986	$37,798	$29,454
Non-GAAP operating margin	9.7%	10.6%	10.0%

GAAP net income	$14,411	$11,432	$15,343
Amortization of intangible assets	4,390	4,435	1,471
Stock-based compensation expense	5,130	4,970	3,590
Restructuring and other charges	842	3,378	(30)
Acquisition-related expense	8	16	710
Litigation reserves, net	117	1,446	48
Tax effect	(2,904)	(3,075)	(1,718)
Non-GAAP net income	$21,994	$22,602	$19,414

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended
	March 30, 2014	December 31, 2013	March 31, 2013

NET INCOME PER DILUTED SHARE:
GAAP net income per diluted share	$0.39	$0.30	$0.39
Amortization of intangible assets	0.12	0.12	0.04
Stock-based compensation expense	0.14	0.13	0.09
Restructuring and other charges	0.02	0.09	0.00
Acquisition-related expense	0.00	0.00	0.02
Litigation reserves, net	0.00	0.04	0.00
Tax effect	(0.08)	(0.09)	(0.04)
Non-GAAP net income per diluted share	$0.59	$0.59	$0.50

SUPPLEMENTAL FINANCIAL INFORMATION
(In thousands, except per share data, DSO, inventory turns, weeks of channel inventory and headcount)
(Unaudited)

	Three Months Ended
	March 30, 2014	December 31, 2013	September 29, 2013	June 30, 2013	March 31, 2013

Cash, cash equivalents and short-term investments	$240,261	$248,154	$301,418	$288,103	$422,412
Cash, cash equivalents and short-term investments per diluted share	$6.44	$6.46	$7.69	$7.37	$10.82

Accounts receivable, net	$291,251	$266,484	$269,964	$288,483	$237,896
Days sales outstanding (DSO)	74	69	68	73	73

Inventories	$201,630	$224,456	$211,275	$185,383	$158,555
Ending inventory turns	5.0	4.6	4.9	5.5	5.2

Weeks of channel inventory:
U.S. retail channel ¹	9.7	9.4	10.5	9.5	9.0
U.S. distribution channel	9.8	11.2	9.9	9.0	8.9
EMEA distribution channel	4.1	4.6	4.5	5.1	4.1
APAC distribution channel	7.1	8.5	8.2	7.3	7.2

Deferred revenue (current and non-current)	$32,070	$26,433	$28,049	$33,717	$28,961

Headcount	1,023	1,029	1,100	1,095	866
Non-GAAP diluted shares	37,305	38,408	39,198	39,074	39,050

¹ Beginning in Q1’14, the Company began including certain ecommerce retailers in the U.S. retail channel weeks of channel inventory data. Prior periods have been updated to include this change for comparability.

NET REVENUE BY GEOGRAPHY

	Three Months Ended
	March 30, 2014		December 31, 2013		March 31, 2013
Americas	$194,779	55%	$211,307	59%	$156,676	53%
EMEA	106,793	31%	99,976	28%	107,125	37%
APAC	47,819	14%	45,337	13%	29,598	10%
Total	$349,391	100%	$356,620	100%	$293,399	100%

NET REVENUE BY SEGMENT

	Three Months Ended
	March 30, 2014		December 31, 2013		March 31, 2013
Retail	$118,232	33%	$135,906	38%	$126,322	43%
Commercial	78,863	23%	75,007	21%	70,851	24%
Service Provider	152,296	44%	145,707	41%	96,226	33%
Total	$349,391	100%	$356,620	100%	$293,399	100%